UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  June 2, 2011

CARRIZO OIL & GAS, INC.
(Exact name of registrant as specified in its charter)

Texas	000-29187-87	76-0415919
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation)	File Number)	Identification No.)

1000 Louisiana Street Suite 1500 Houston, Texas	77002
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (713) 328-1000

Not applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.	Submission of Matters to a Vote of Security Holders.

Carrizo Oil & Gas, Inc. (the “Company”) held its annual meeting of shareholders on Thursday, June 2, 2011 at 9:00 a.m. central time in Houston, Texas.  The certified results of the matters voted upon at the meeting, which are more fully described in the Company’s annual proxy statement, are as set forth below.

The following nominees for directors were elected to serve one-year terms:

Nominee	For	Withheld	Broker Non-Votes

S.P. Johnson IV	32,618,668	932,720	2,581,725
Steven A. Webster	25,971,856	7,579,532	2,581,725
Thomas L. Carter, Jr.	30,370,596	3,180,792	2,581,725
F. Gardner Parker	29,653,586	3,897,802	2,581,725
Roger A. Ramsey	32,439,051	1,112,337	2,581,725
Frank A. Wojtek	31,726,861	1,824,527	2,581,725

The shareholders approved, on a non-binding advisory basis, the compensation of the Company’s named executive officers:

For	Against	Abstain	Broker Non-Votes

21,153,579	12,344,302	53,507	2,581,725

The shareholders indicated their preference, on a non-binding advisory basis, to conduct future advisory votes on executive compensation annually:

1 Year	2 Year	3 Year	Abstain

31,049,318	39,641	2,435,331	27,098

The appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2011 was ratified:

For	Against	Abstain	Broker Non-Votes

36,074,389	47,192	11,532	0

The shareholder proposal was not approved based on the results below:

For	Against	Abstain	Broker Non-Votes

12,221,374	15,734,227	5,595,787	2,581,725

The Company intends to include a non-binding, advisory vote on executive compensation in its proxy materials annually until the next required vote on the frequency of shareholder votes on the compensation of executives.

Item 7.01                      Regulation FD Disclosure.

On June 6, 2011, the Company issued a press release providing an update on selected Company operations, which is furnished as Exhibit 99.1 to this report.

None of the information furnished in this Item 7.01 will be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor will it be incorporated by reference into any registration statement filed by the Company under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference. The furnishing of the information in this report is not intended to, and does not, constitute a determination or admission by the Company, that the information in this report and the accompanying exhibits is material or complete, or that investors should consider this information before making an investment decision with respect to any security of the Company.

Item 9.01.                      Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit Number	Description
99.1	Press release dated June 6, 2011 providing an update on selected Company operations.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CARRIZO OIL & GAS, INC.

By:	/s/ Paul F. Boling
Name:	Paul F. Boling
Title:	Vice President and Chief Financial Officer

Date:  June 6, 2011

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press release dated June 6, 2011 providing an update on selected Company operations.